UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2016

NF INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 61-1696304
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

520 Madison Avenue, 38th Floor New York, New York	10022
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2016, Michael J. Petrick informed the Board of Directors of NF Investment Corp. (the “Company”) that he intends to step down from his position as Chairman of the Board of Directors and as a director of the Company effective May 27, 2016 in order to form his own investment management company. On May 20, 2016, following Mr. Petrick’s resignation, the Board of Directors elected Eliot P.S. Merrill, a current director of the Company, as interim Chairman of the Board of Directors, effective May 27, 2016.

Item 8.01 Other Events

In connection with Mr. Petrick’s resignation, he will step down as the chairman of the investment committee of the Company’s investment adviser. Michael A. Hart will succeed Mr. Petrick in this role.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF INVESTMENT CORP.
(Registrant)

By:	/s/ Orit Mizrachi
Name:	Orit Mizrachi
Title:	Chief Operating Officer

Date: May 20, 2016